UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00043

Deutsche Investment Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2017

ITEM 1.	REPORT TO STOCKHOLDERS

Insert report

September 30, 2017

Annual Report

to Shareholders

Deutsche Core Equity Fund

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
14	Investment Portfolio
20	Statement of Assets and Liabilities
22	Statement of Operations
23	Statements of Changes in Net Assets
24	Financial Highlights

31	Notes to Financial Statements
41	Report of Independent Registered Public Accounting Firm
42	Information About Your Fund’s Expenses
44	Tax Information
45	Advisory Agreement Board Considerations and Fee Evaluation
49	Board Members and Officers
54	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund may lend securities to approved institutions. Portfolio management could be wrong in its analysis of industries, companies, economic trends and favor a security that underperforms the market. Stocks may decline in value. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	Deutsche Core Equity Fund

Letter to Shareholders

Dear Shareholder:

With the economy in its third-longest expansion on record, signals such as overheating or inflation pressures — traditional signals for the potential of a sharp slowdown or recession — are still notably absent. Our economists tell us that financial conditions remain generally supportive, and households and businesses overall are in good financial condition.

However, a shift into higher gear appears unlikely. While fiscal stimulus and tax/regulatory reform may come to pass, the scope is likely to be somewhat less than originally anticipated.

Against this backdrop, the financial markets remain generally upbeat, encouraged by a more positive global cycle with fewer downside risks. Even a shift in monetary policy, with some central banks raising short-term interest rates and others expected to do so before long, has been taken in stride. People seem to view the policy change as a healthy response to an improved outlook.

Of course, there are any number of potential risks that can alter this benevolent outlook and positive market sentiment. Our CIO Office and investment specialists continually monitor the issues and events that influence the markets in order to identify emerging risks as well as opportunities. Their views are updated regularly and available on our Web site — deutschefunds.com.

Thank you for your continued investment. We appreciate the opportunity to help you address your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Deutsche Core Equity Fund	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

Investment Process

In choosing stocks, portfolio management uses proprietary quantitative models to identify and acquire holdings for the fund. The quantitative models are research based and identify primarily fundamental factors, including valuation, momentum, profitability, earnings and sales growth, which have been effective sources of return historically. These are dynamic models with different factor weights for different industry groupings. The fund’s portfolio is constructed based on this quantitative process that strives to maximize returns while maintaining a risk profile similar to the fund’s benchmark index.

Deutsche Core Equity Fund produced a total return of 19.13% during the 12-month period ended on September 30, 2017, outperforming the 18.54% gain for its benchmark, the Russell 1000 Index, as well as the 17.65% average return for the funds in its Morningstar peer group, Large Blend. The fund has also outpaced the peer group average in the three-, five- and 10-year periods ended September 30, 2017.

The U.S. stock market performed very well in the past 12 months, with steady gains and unusually low volatility. Stocks were lifted by the combination of accelerating economic growth and robust corporate earnings that consistently exceeded expectations. In addition, the prospect of a more stimulative government fiscal policy — highlighted by a potential cut in the corporate tax rate — provided a further boost to the market. While these conditions might ordinarily be expected to lead to a pronounced tightening of U.S. Federal Reserve policy, the lack of inflation pressures allowed the central bank to continue raising interest rates in a gradual and well-communicated fashion. Together, these developments led to robust investor sentiment and propelled the major indices to a series of record highs.

4	Deutsche Core Equity Fund

The fund’s management team changed in October 2016, leading to a shift in its stock-selection methodology and portfolio construction process. Whereas the fund previously employed a combination of quantitative analysis and bottom-up fundamental research, it now uses a systematic process based on quantitative factors in an effort to identify the most attractive stocks in the Russell 1000 Index.

We believe an objective, systematic and risk-managed investment process can consistently add value. Our models seek to analyze fundamental factors that have been effective sources of return over multiple time frames, such as valuation, profitability, earnings and sales growth, and the impact of new stock issuance and buybacks. Instead of using a one-size-fits-all approach, we weigh factors differently for each of thirty-five different industry groups by determining the optimal combinations of factors that drive returns within each category. For instance, valuation has been a key component in the performance of pharmaceutical stocks over time, but it has been a much less useful signal in software. Further, in recognition of the fact that factor effectiveness changes over time, the factor combinations vary as well. Our process, while bottom-up, also seeks to keep the fund’s sector weightings near those of the benchmark in order to limit the influence of broader allocations on results.

We have made only modest changes to the portfolio since taking over as managers, as our quantitative factors were already being used in the fund’s investment process. In addition, we wanted to keep turnover at reasonable levels. With that said, we made an effort to weed out positions that did not fit our models or that would adversely affect the fund’s risk profile.

Fund Performance

Consistent with the fund’s bottom-up approach, stock selection was the key driver of relative performance in the period. We posted the best results in the industrials sector, where shares of Boeing Company rallied after reporting robust earnings and solid trends in its 787 line, together with better-than-expected free cash flow and forward guidance. A position in the rail operator Norfolk Southern Corp., which was aided by the continued growth of rail volumes in the environment of strong economic growth, was an additional contributor of note.

Deutsche Core Equity Fund	5

We also posted solid results in the information technology sector. Our positioning in the semiconductor and semiconductor equipment industry was boosted by the gains for NVIDIA Corp., which finished as one of the top performing stocks in the sector due to the steady improvement in its earnings outlook, and Xilinx Inc., which capitalized on the strong industry demand cycle. Microsoft Corp. and Visa, Inc. were further contributors in technology.

“We seek to optimize the portfolio by emphasizing stocks that have the most favorable combination of individual factors, rather than relying on a specific factor — such as value or growth — to drive performance.”

Our stock selection in financials also helped performance, led by positions in the banking and diversified financial industries. Citigroup, Inc. and Ameriprise Financial, Inc. were the top performers in the two categories, respectively. The materials sector was an additional area of strength, as our return in the chemicals industry was aided by an investment in Albermarle Corp.* As a producer of the batteries used in electric cars, Albermarle benefited from expectations for continued growth in this area. Not least, our positioning in the real estate sector helped us generate a healthy contribution from an otherwise underperforming group.

The consumer discretionary sector was the only area in which we suffered a meaningful shortfall relative to the benchmark. L Brands,* which owns retail brands including Bath & Body Works and Victoria’s Secret, came under heavy selling pressure due to the combination of slower-than-expected sales and falling profit margins. Shares of the restaurant operator Brinker International, Inc. slid due to sales that lagged its competitors in the fast-casual restaurant industry, while Advanced Auto Parts, Inc.,* lagged on the prospect of increased competition from online retailers. Additionally, Newell Brands, Inc. — a maker of container products including those sold under the Rubbermaid name — lost ground due to modestly softer organic growth trends. The telecommunications services provider Frontier Communications Corp.,* which reported weaker revenue and profitability following an acquisition, was a further detractor.

6	Deutsche Core Equity Fund

Outlook and Positioning

The fundamental drivers of the rally remained in place as the quarter drew to a close, with economic growth and corporate earnings in solid uptrends and the U.S. Federal Reserve pursuing a deliberate pace of monetary tightening. At the same time, however, valuations had reached a level that indicated an increased potential for unforeseen risks to disrupt the markets.

We believe the fund, through its disciplined and bottom-up strategy, is well positioned for this set of circumstances. We seek to optimize the portfolio by emphasizing stocks that have the most favorable combination of individual factors, rather than relying on a specific factor — such as value or growth — to drive performance. We believe this approach has enabled us to build an “all-weather” portfolio designed to outperform in both up and down markets – a trait that may prove valuable if market conditions become more volatile in the months ahead.

*	Not held in the portfolio as of September 30, 2017.

Portfolio Management Team

Pankaj Bhatnagar, PhD, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2013.

–	Joined Deutsche Asset Management in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.

–	Portfolio Manager for the Quantitative Group: New York.

–	Degree in Civil Engineering, Indian Institute of Technology; MBA, Kent State University; PhD in Finance, University of North Carolina at Chapel Hill.

Arno V. Puskar, Director

Portfolio Manager of the fund. Began managing the fund in 2016.

–	Joined Deutsche Asset Management in 1987.

–	Portfolio Manager for US Equities and Quantitative Analyst: Boston, MA.

–	BS in Industrial Engineering from Lehigh University; MBA from Pepperdine University.

Di Kumble, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2016.

–	Joined Deutsche Asset Management in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.

–	Portfolio Manager: New York.

–	BS, Beijing University; PhD in Chemistry, Princeton University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Deutsche Core Equity Fund	7

Terms to Know

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Large blend funds are fairly representative of the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large caps. The category returned 17.65%, 9.03%, 12.91% and 6.58% for the one- , three-, five- and 10-year periods as of 9/30/17.

Overweight means a fund holds a higher weighting in a given sector or security compared with its benchmark index. Underweight means a fund holds a lower weighting in a given sector or security.

Contribution and detraction incorporates both a stock’s total return and its weighting in the fund.

8	Deutsche Core Equity Fund

Performance Summary	September 30, 2017 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/17
Unadjusted for Sales Charge	19.13%	15.41%	7.54%
Adjusted for the Maximum Sales Charge (max 5.75% load)	12.28%	14.05%	6.90%
Russell 1000® Index†	18.54%	14.27%	7.55%

Class T	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/17
Unadjusted for Sales Charge	19.02%	15.36%	7.54%
Adjusted for the Maximum Sales Charge (max 2.50% load)	16.05%	14.78%	7.27%
Russell 1000® Index†	18.54%	14.27%	7.55%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/17
Unadjusted for Sales Charge	18.22%	14.53%	6.72%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	18.22%	14.53%	6.72%
Russell 1000® Index†	18.54%	14.27%	7.55%

Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/17
No Sales Charges	18.69%	14.86%	7.14%
Russell 1000® Index†	18.54%	14.27%	7.55%

Class R6		1-Year	Life of Class*
Average Annual Total Returns as of 9/30/17
No Sales Charges		19.61%	10.52%
Russell 1000® Index†		18.54%	9.93%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/17
No Sales Charges	19.48%	15.75%	7.89%
Russell 1000® Index†	18.54%	14.27%	7.55%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/17
No Sales Charges	19.52%	15.82%	8.00%
Russell 1000® Index†	18.54%	14.27%	7.55%

Deutsche Core Equity Fund	9

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2017 are 0.88%, 0.90%, 1.64%, 1.26%, 0.50%, 0.58% and 0.56% for Class A, Class T, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class R shares for the period prior to its inception on May 1, 2012 are derived from the historical performance of Class S shares of Deutsche Core Equity Fund during such periods and have been adjusted to reflect the higher total annual operating expenses. Any difference in expenses will affect performance.

Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Class S shares of Deutsche Core Equity Fund during such periods and have been adjusted to reflect the higher total annual operating expenses. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

10	Deutsche Core Equity Fund

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on August 25, 2014.

†	The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
9/30/17	$27.04	$27.02	$25.92	$27.28	$27.33	$27.30	$27.35
6/5/17 (commencement of operations of Class T)	$—	$26.09	$—	$—	$—	$—	$—
9/30/16	$24.21	$—	$23.27	$24.42	$24.46	$24.44	$24.48
Distribution Information as of 9/30/17
Income Dividends, Twelve Months	$.25	$.11**	$.06	$.16	$.35	$.33	$.34
Capital Gain Distributions, Twelve Months	$1.37	$—	$1.37	$1.37	$1.37	$1.37	$1.37

**	For the period from June 5, 2017 (commencement of operations) to September 30, 2017.

Deutsche Core Equity Fund	11

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/17	9/30/16
Common Stocks	97%	99%
Cash Equivalents	3%	1%
Convertible Preferred Stocks	—	0%
Mandatory Convertible Security	—	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	9/30/17	9/30/16
Information Technology	24%	21%
Health Care	15%	15%
Financials	14%	12%
Consumer Discretionary	11%	13%
Industrials	11%	11%
Consumer Staples	8%	10%
Energy	5%	7%
Real Estate	4%	4%
Utilities	3%	3%
Materials	3%	3%
Telecommunication Services	2%	1%
	100%	100%

12	Deutsche Core Equity Fund

Ten Largest Equity Holdings at September 30, 2017 (27.1% of Net Assets)		Percent
1.	Apple, Inc.	4.5%
	Designs, manufactures and markets personal computers and mobile communication devices
2.	Microsoft Corp.	3.9%
	Develops, manufactures, licenses, sells and supports software products
3.	Alphabet, Inc.	3.4%
	Holding company with subsidiaries that provide Web-based search, maps, hardware products and various software applications
4.	Visa, Inc.	2.7%
	Operates a retail electronic payments network and manages global financial services
5.	Gilead Sciences, Inc.	2.6%
	Developer of nucleotide pharmaceuticals
6.	Ameriprise Financial, Inc.	2.3%
	Financial planning and services firm
7.	PepsiCo, Inc.	2.0%
	Provider of soft drinks, snack foods and food services
8.	Sysco Corp.	1.9%
	Distributes food and related products to food service industry
9.	Amazon.com, Inc.	1.9%
	Online retailer that offers a wide range of products
10.	Thermo Fisher Scientific, Inc.	1.9%
	Manufacturer of measurement instruments that monitor, collect, and analyze information for various industries

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund’s investment portfolio, see page 14. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 54 for contact information.

Deutsche Core Equity Fund	13

Investment Portfolio	as of September 30, 2017

	Shares	Value ($)
Common Stocks 97.3%
Consumer Discretionary 11.1%
Auto Components 1.3%
BorgWarner, Inc.	510,468	26,151,275
Goodyear Tire & Rubber Co.	533,924	17,752,973

		43,904,248
Hotels, Restaurants & Leisure 1.2%
Brinker International, Inc. (a)	389,450	12,407,877
Las Vegas Sands Corp.	280,085	17,970,254
Yum! Brands, Inc.	166,535	12,258,641

		42,636,772
Household Durables 0.8%
Newell Brands, Inc.	645,746	27,553,982
Internet & Direct Marketing Retail 1.9%
Amazon.com, Inc.*	70,754	68,019,358
Media 2.8%
Comcast Corp. “A”	969,570	37,309,054
Live Nation Entertainment, Inc.*	427,615	18,622,633
Omnicom Group, Inc.	412,272	30,536,987
Regal Entertainment Group “A” (a)	856,738	13,707,808

		100,176,482
Specialty Retail 2.2%
Best Buy Co., Inc.	484,518	27,598,145
Home Depot, Inc.	92,088	15,061,913
Ulta Salon, Cosmetics & Fragrance, Inc.*	155,890	35,240,494

		77,900,552
Textiles, Apparel & Luxury Goods 0.9%
NIKE, Inc. “B”	596,072	30,906,333

Consumer Staples 7.6%
Beverages 2.0%
PepsiCo, Inc.	625,587	69,709,159
Food & Staples Retailing 3.4%
CVS Health Corp.	215,491	17,523,728
Sysco Corp.	1,260,960	68,028,792
Wal-Mart Stores, Inc.	434,202	33,928,544

		119,481,064
Food Products 2.1%
Conagra Brands, Inc.	688,143	23,217,945
Pinnacle Foods, Inc.	488,711	27,939,608
The JM Smucker Co.	231,409	24,281,746

		75,439,299

The accompanying notes are an integral part of the financial statements.

14	Deutsche Core Equity Fund

	Shares	Value ($)
Personal Products 0.1%
Coty, Inc. “A”	276,520	4,570,876

Energy 5.3%
Energy Equipment & Services 0.4%
Transocean Ltd.*	830,067	8,931,521
Weatherford International PLC*	1,390,886	6,370,258

		15,301,779
Oil, Gas & Consumable Fuels 4.9%
Concho Resources, Inc.*	427,976	56,372,999
Devon Energy Corp.	601,307	22,073,980
Energen Corp.*	480,444	26,270,678
EQT Corp.	627,031	40,907,502
ONEOK, Inc.	476,904	26,425,251

		172,050,410

Financials 13.5%
Banks 3.9%
Bank of the Ozarks, Inc.	86,510	4,179,220
Citigroup, Inc.	689,202	50,132,554
PacWest Bancorp.	366,485	18,511,157
U.S. Bancorp.	1,212,345	64,969,569

		137,792,500
Capital Markets 7.0%
Ameriprise Financial, Inc.	550,356	81,733,370
BlackRock, Inc.	49,637	22,192,206
E*TRADE Financial Corp.*	716,202	31,233,569
Lazard Ltd. “A”	593,864	26,854,530
Northern Trust Corp.	347,249	31,922,601
S&P Global, Inc.	188,423	29,452,399
SEI Investments Co.	387,157	23,639,806

		247,028,481
Insurance 2.6%
Chubb Ltd.	297,932	42,470,207
MetLife, Inc.	985,375	51,190,231

		93,660,438

Health Care 14.3%
Biotechnology 2.6%
Gilead Sciences, Inc.	1,126,972	91,307,271
Health Care Equipment & Supplies 2.0%
Becton, Dickinson & Co.	304,277	59,623,078
Boston Scientific Corp.*	288,311	8,410,032
Hill-Rom Holdings, Inc.	61,386	4,542,564

		72,575,674

The accompanying notes are an integral part of the financial statements.

Deutsche Core Equity Fund	15

	Shares	Value ($)
Health Care Providers & Services 3.2%
Cardinal Health, Inc.	99,949	6,688,587
Cigna Corp.	276,354	51,661,617
McKesson Corp.	353,634	54,321,719

		112,671,923
Life Sciences Tools & Services 1.9%
Thermo Fisher Scientific, Inc.	355,693	67,297,116
Pharmaceuticals 4.6%
Bristol-Myers Squibb Co.	334,438	21,317,078
Eli Lilly & Co.	219,579	18,782,788
Endo International PLC*	794,204	6,802,357
Merck & Co., Inc.	771,511	49,399,849
Pfizer, Inc.	1,819,077	64,941,049

		161,243,121

Industrials 10.7%
Aerospace & Defense 1.0%
Boeing Co.	145,200	36,911,292
Electrical Equipment 2.4%
AMETEK, Inc.	923,948	61,017,526
Regal Beloit Corp.	303,105	23,945,295

		84,962,821
Industrial Conglomerates 3.7%
General Electric Co.	1,258,704	30,435,463
Honeywell International, Inc.	265,515	37,634,096
Roper Technologies, Inc.	255,916	62,289,954

		130,359,513
Machinery 1.8%
Ingersoll-Rand PLC	304,211	27,126,495
Parker-Hannifin Corp.	201,888	35,334,438

		62,460,933
Road & Rail 1.8%
Norfolk Southern Corp.	488,639	64,617,621

Information Technology 23.1%
Communications Equipment 1.2%
Cisco Systems, Inc.	1,218,875	40,990,766
Internet Software & Services 3.4%
Alphabet, Inc. “A”*	66,348	64,604,375
Alphabet, Inc. “C”*	57,992	55,620,707

		120,225,082

The accompanying notes are an integral part of the financial statements.

16	Deutsche Core Equity Fund

	Shares	Value ($)
IT Services 4.4%
Fidelity National Information Services, Inc.	185,777	17,349,714
Leidos Holdings, Inc.	342,693	20,294,280
PayPal Holdings, Inc.*	332,561	21,293,881
Visa, Inc. “A”	923,513	97,190,508

		156,128,383
Semiconductors & Semiconductor Equipment 5.8%
Analog Devices, Inc.	187,187	16,129,904
Intel Corp.	1,454,516	55,387,969
NVIDIA Corp.	350,339	62,630,103
Texas Instruments, Inc.	325,120	29,143,757
Xilinx, Inc.	565,386	40,046,290

		203,338,023
Software 3.9%
Microsoft Corp.	1,839,233	137,004,466
Technology Hardware, Storage & Peripherals 4.4%
Apple, Inc.	1,020,406	157,264,973

Materials 3.0%
Chemicals 1.5%
Albemarle Corp.	400,549	54,598,834
Metals & Mining 1.5%
Freeport-McMoRan, Inc.*	2,082,529	29,238,707
Steel Dynamics, Inc.	683,797	23,570,483

		52,809,190
Real Estate 3.5%
Equity Real Estate Investment Trusts (REITs)
AvalonBay Communities, Inc.	117,079	20,889,235
Digital Realty Trust, Inc.	498,512	58,988,925
Prologis, Inc.	549,417	34,866,003
STORE Capital Corp.	361,129	8,981,278

		123,725,441
Telecommunication Services 1.8%
Diversified Telecommunication Services 0.2%
Zayo Group Holdings, Inc.*	246,456	8,483,016
Wireless Telecommunication Services 1.6%
T-Mobile U.S., Inc.*	887,849	54,744,769

Utilities 3.4%
Electric Utilities 1.0%
NextEra Energy, Inc.	242,073	35,475,798
Multi-Utilities 1.0%
CenterPoint Energy, Inc.	1,205,097	35,200,884

The accompanying notes are an integral part of the financial statements.

Deutsche Core Equity Fund	17

	Shares	Value ($)
Water Utilities 1.4%
American Water Works Co., Inc.	614,464	49,716,282

Total Common Stocks (Cost $2,501,474,046)		3,440,244,925

Securities Lending Collateral 2.4%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 0.93% (b) (c) (Cost $83,914,728)	83,914,728	83,914,728

Cash Equivalents 3.4%
Deutsche Central Cash Management Government Fund, 1.06% (b) (Cost $118,374,198)	118,374,198	118,374,198

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $2,703,762,972)	103.1	3,642,533,851
Other Assets and Liabilities, Net	(3.1)	(108,384,735)

Net Assets	100.0	3,534,149,116

*	Non-income producing security.

(a)	All or a portion of these securities were on loan amounting to $61,701,444. In addition, “Other Assets and Liabilities, Net” include pending sales, amounting to $18,782,928 , that are also on loan. The value of all securities loaned at September 30, 2017 amounted to $80,484,372, which is 2.3% of net assets.

(b)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The accompanying notes are an integral part of the financial statements.

18	Deutsche Core Equity Fund

The following is a summary of the inputs used as of September 30, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2		Level 3	Total
Common Stocks (d)	$3,440,244,925		$—	$—	$3,440,244,925
Short-Term Investments (d)	202,288,926		—	—	202,288,926
Total	$3,642,533,851	$		$—	$3,642,533,851

There have been no transfers between fair value measurement levels during the year ended September 30, 2017.

(d)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Deutsche Core Equity Fund	19

Statement of Assets and Liabilities

as of September 30, 2017

Assets
Investments in non-affiliated securities, at value (cost $2,501,474,046) — including $61,701,444 of securities loaned	$3,440,244,925
Investment in Deutsche Government & Agency Securities Portfolio (cost $83,914,728)*	83,914,728
Investment in Deutsche Central Cash Management Government Fund (cost $118,374,198)	118,374,198
Receivable for investments sold	64,371,378
Receivable for Fund shares sold	8,214,728
Dividends receivable	2,924,027
Interest receivable	168,115
Other assets	42,773
Total assets	3,718,254,872

Liabilities
Cash overdraft	43,929,995
Payable upon return of securities loaned	83,914,728
Payable for investments purchased	52,274,076
Payable for Fund shares redeemed	963,823
Accrued management fee	1,012,794
Accrued Trustees’ fees	8,161
Other accrued expenses and payables	2,002,179
Total liabilities	184,105,756
Net assets, at value	$3,534,149,116

Net Assets Consist of
Undistributed net investment income	13,795,546
Net unrealized appreciation (depreciation) on investments	938,770,879
Accumulated net realized gain (loss)	168,987,753
Paid-in capital	2,412,594,938
Net assets, at value	$3,534,149,116

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

20	Deutsche Core Equity Fund

Statement of Assets and Liabilities as of September 30, 2017 (continued)

Net Asset Value

Class A
Net Asset Value and redemption price per share ($343,219,239 ÷ 12,695,305 shares of capital stock outstanding, $.01 par value, unlimited shares authorized)	$27.04
Maximum offering price per share (100 ÷ 94.25 of $27.04)	$28.69
Class T
Net Asset Value and redemption price per share ($10,402 ÷ 385 shares of capital stock outstanding, $.01 par value, unlimited shares authorized)	$27.02
Maximum offering price per share (100 ÷ 97.50 of $27.02)	$27.71
Class C
Net Asset Value offering and redemption price per share ($39,511,668 ÷ 1,524,217 shares of capital stock outstanding, $.01 par value, unlimited shares authorized)	$25.92
Class R
Net Asset Value offering and redemption price per share ($1,389,121 ÷ 50,919 shares of capital stock outstanding, $.01 par value, unlimited shares authorized)	$27.28
Class R6
Net Asset Value offering and redemption price per share ($5,798,025 ÷ 212,171 shares of capital stock outstanding, $.01 par value, unlimited shares authorized)	$27.33
Class S
Net Asset Value offering and redemption price per share ($3,073,036,881 ÷ 112,574,005 shares of capital stock outstanding, $.01 par value, unlimited shares authorized)	$27.30
Institutional Class
Net Asset Value offering and redemption price per share ($71,183,780 ÷ 2,602,999 shares of capital stock outstanding, $.01 par value, unlimited shares authorized)	$27.35

The accompanying notes are an integral part of the financial statements.

Deutsche Core Equity Fund	21

Statement of Operations

for the year ended September 30, 2017

Investment Income
Income:
Dividends (net of foreign taxes withheld of $18,506)	$63,598,852
Income distributions — Deutsche Central Cash Management Government Fund	292,717
Securities lending income, net of borrower rebates	492,859
Other income	60,561
Total income	64,444,989
Expenses:
Management fee	11,855,513
Administration fee	3,345,801
Services to shareholders	3,544,348
Distribution and service fees	1,193,947
Custodian fee	28,962
Professional fees	160,660
Reports to shareholders	187,108
Registration fees	113,745
Trustees’ fees and expenses	162,402
Other	168,065
Total expenses	20,760,551
Net investment income	43,684,438

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	267,985,296
Change in net unrealized appreciation (depreciation) on investments	282,158,530
Net gain (loss)	550,143,826
Net increase (decrease) in net assets resulting from operations	$593,828,264

The accompanying notes are an integral part of the financial statements.

22	Deutsche Core Equity Fund

Statements of Changes in Net Assets

	Years Ended September 30,
Increase (Decrease) in Net Assets	2017	2016

Operations:
Net investment income (loss)	$43,684,438	$35,530,970
Net realized gain (loss)	267,985,296	77,879,303
Change in net unrealized appreciation (depreciation)	282,158,530	274,264,152
Net increase (decrease) in net assets resulting from operations	593,828,264	387,674,425
Distributions to shareholders from:
Net investment income:
Class A	(3,268,308)	(2,539,689)
Class T*	(43)	—
Class C	(89,628)	(21,715)
Class R	(7,383)	(4,803)
Class R6	(66,904)	(37,012)
Class S	(37,533,520)	(28,884,689)
Institutional Class	(913,822)	(780,098)
Net realized gains:
Class A	(17,708,391)	(24,706,225)
Class B	—	(10,657)**
Class C	(2,251,796)	(2,958,998)
Class R	(59,864)	(52,428)
Class R6	(224,350)	(201,689)
Class S	(151,508,007)	(202,778,793)
Institutional Class	(3,849,695)	(5,301,356)
Total distributions	(217,481,711)	(268,278,152)
Fund share transactions:
Proceeds from shares sold	214,731,143	194,237,728
Reinvestment of distributions	204,189,511	251,491,837
Payments for shares redeemed	(472,522,493)	(433,890,998)
Net increase (decrease) in net assets from Fund share transactions	(53,601,839)	11,838,567
Increase (decrease) in net assets	322,744,714	131,234,840
Net assets at beginning of period	3,211,404,402	3,080,169,562
Net assets at end of period (including undistributed net investment income of $13,795,546 and $13,578,720, respectively)	$3,534,149,116	$3,211,404,402

*	For the period from June 5, 2017 (commencement of operations of Class T) to September 30, 2017.

**	For the period from October 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

Deutsche Core Equity Fund	23

Financial Highlights

	Years Ended September 30,
Class A	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$24.21	$23.35	$24.56	$22.12	$17.87
Income (loss) from investment operations:
Net investment income (loss)[a]	.27	.20	.19	.10	.30
Net realized and unrealized gain (loss)	4.18	2.66	.19	3.97	4.27
Total from investment operations	4.45	2.86	.38	4.07	4.57
Less distributions from:
Net investment income	(.25)	(.18)	(.12)	(.11)	(.32)
Net realized gains	(1.37)	(1.82)	(1.47)	(1.52)	—
Total distributions	(1.62)	(2.00)	(1.59)	(1.63)	(.32)
Net asset value, end of period	$27.04	$24.21	$23.35	$24.56	$22.12
Total Return (%)[b]	19.13	12.75	1.67	19.18	25.81

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	343	325	315	326	299
Ratio of expenses (%)	.86	.88	.87	.89	.91
Ratio of net investment income (loss) (%)	1.07	.87	.76	.42	1.52
Portfolio turnover rate (%)	47	27	38	44	282

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

24	Deutsche Core Equity Fund

	Period Ended
Class T	9/30/17[a]

Selected Per Share Data
Net asset value, beginning of period	$26.09
Income (loss) from investment operations:
Net investment income (loss)[b]	.08
Net realized and unrealized gain (loss)	.96
Total from investment operations	1.04
Less distributions from:
Net investment income	(.11)
Net asset value, end of period	$27.02
Total Return (%)[c]	4.01	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	10
Ratio of expenses (%)	.97	*
Ratio of net investment income (loss) (%)	.95	*
Portfolio turnover rate (%)	47	[d]

[a]	For the period from June 5, 2017 (commencement of operations) to September 30, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

*	Annualized

**	Not annualized

Deutsche Core Equity Fund	25

	Years Ended September 30,
Class C	2017	2016	2015		2014	2013

Selected Per Share Data
Net asset value, beginning of period	$23.27	$22.52	$23.80		$21.55	$17.40
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	.03	.00	*	(.08)	.14
Net realized and unrealized gain (loss)	4.01	2.55	.19		3.85	4.16
Total from investment operations	4.08	2.58	.19		3.77	4.30
Less distributions from:
Net investment income	(.06)	(.01)	—		—	(.15)
Net realized gains	(1.37)	(1.82)	(1.47)		(1.52)	—
Total distributions	(1.43)	(1.83)	(1.47)		(1.52)	(.15)
Net asset value, end of period	$25.92	$23.27	$22.52		$23.80	$21.55
Total Return (%)[b]	18.22	11.88	.91		18.22	24.90

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	40	32		28	25
Ratio of expenses (%)	1.62	1.64	1.64		1.66	1.69
Ratio of net investment income (loss) (%)	.30	.11	.00	*	(.35)	.73
Portfolio turnover rate (%)	47	27	38		44	282

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

*	Amount is less than $.005.

26	Deutsche Core Equity Fund

	Years Ended September 30,
Class R	2017	2016	2015		2014	2013

Selected Per Share Data
Net asset value, beginning of period	$24.42	$23.57	$24.76		$22.31	$18.02
Income (loss) from investment operations:
Net investment income (loss)[a]	.18	.12	.16		(.03)	.16
Net realized and unrealized gain (loss)	4.21	2.68	.12		4.00	4.30
Total from investment operations	4.39	2.80	.28		3.97	4.46
Less distributions from:
Net investment income	(.16)	(.13)	(.00	)*	—	(.17)
Net realized gains	(1.37)	(1.82)	(1.47)		(1.52)	—
Total distributions	(1.53)	(1.95)	(1.47)		(1.52)	(.17)
Net asset value, end of period	$27.28	$24.42	$23.57		$24.76	$22.31
Total Return (%)	18.69	12.34	1.27	[b]	18.50 [b]	24.94 [b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	1,389	1,051	671		1	1
Ratio of expenses before expense reductions (%)	1.23	1.26	1.08		2.41	4.82
Ratio of expenses after expense reductions (%)	1.23	1.26	1.08		1.45	1.63
Ratio of net investment income (loss) (%)	.70	.49	.63		(.11)	.81
Portfolio turnover rate (%)	47	27	38		44	282

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

Deutsche Core Equity Fund	27

	Years Ended September 30,			Period Ended
Class R6	2017	2016	2015	9/30/14[a]

Selected Per Share Data
Net asset value, beginning of period	$24.46	$23.58	$24.80	$25.15
Income (loss) from investment operations:
Net investment income (loss)[b]	.37	.30	.22	.03
Net realized and unrealized gain (loss)	4.22	2.67	.22	(.32)
Total from investment operations	4.59	2.97	.44	(.29)
Less distributions from:
Net investment income	(.35)	(.27)	(.19)	(.06)
Net realized gains	(1.37)	(1.82)	(1.47)	—
Total distributions	(1.72)	(2.09)	(1.66)	(.06)
Net asset value, end of period	$27.33	$24.46	$23.58	$24.80
Total Return (%)	19.61	13.12	1.91	(1.16	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	3	.89	.01
Ratio of expenses (%)	.50	.50	.52	.48	*
Ratio of net investment income (loss) (%)	1.43	1.29	.85	1.11	*
Portfolio turnover rate (%)	47	27	38	44	[c]

[a]	For the period from August 25, 2014 (commencement of operations) to September 30, 2014.

[b]	Based on average shares outstanding during the period.

[c]	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2014.

*	Annualized

**	Not annualized

28	Deutsche Core Equity Fund

	Years Ended September 30,
Class S	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$24.44	$23.55	$24.76	$22.30	$18.01
Income (loss) from investment operations:
Net investment income (loss)[a]	.34	.27	.26	.17	.37
Net realized and unrealized gain (loss)	4.22	2.69	.19	4.00	4.30
Total from investment operations	4.56	2.96	.45	4.17	4.67
Less distributions from:
Net investment income	(.33)	(.25)	(.19)	(.19)	(.38)
Net realized gains	(1.37)	(1.82)	(1.47)	(1.52)	—
Total distributions	(1.70)	(2.07)	(1.66)	(1.71)	(.38)
Net asset value, end of period	$27.30	$24.44	$23.55	$24.76	$22.30
Total Return (%)	19.48	13.09	1.96	19.48	26.20

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3,073	2,770	2,661	2,817	2,564
Ratio of expenses (%)	.58	.58	.59	.59	.61
Ratio of net investment income (loss) (%)	1.35	1.16	1.05	.72	1.82
Portfolio turnover rate (%)	47	27	38	44	282

[a]	Based on average shares outstanding during the period.

Deutsche Core Equity Fund	29

	Years Ended September 30,
Institutional Class	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$24.48	$23.60	$24.80	$22.33	$18.03
Income (loss) from investment operations:
Net investment income (loss)[a]	.35	.28	.27	.19	.39
Net realized and unrealized gain (loss)	4.23	2.68	.21	4.00	4.31
Total from investment operations	4.58	2.96	.48	4.19	4.70
Less distributions from:
Net investment income	(.34)	(.26)	(.21)	(.20)	(.40)
Net realized gains	(1.37)	(1.82)	(1.47)	(1.52)	—
Total distributions	(1.71)	(2.08)	(1.68)	(1.72)	(.40)
Net asset value, end of period	$27.35	$24.48	$23.60	$24.80	$22.33
Total Return (%)	19.52	13.07	2.07	19.58	26.34 [b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71	72	69	80	74
Ratio of expenses before expense reductions (%)	.56	.56	.54	.53	.55
Ratio of expenses after expense reductions (%)	.56	.56	.54	.53	.54
Ratio of net investment income (loss) (%)	1.36	1.20	1.10	.79	1.99
Portfolio turnover rate (%)	47	27	38	44	282

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

30	Deutsche Core Equity Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Core Equity Fund (the “Fund”) is a diversified series of Deutsche Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R and Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions. Class T shares commenced operations on June 5, 2017. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Deutsche Core Equity Fund	31

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s

32	Deutsche Core Equity Fund

financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Prior to October 24, 2016, Brown Brothers Harriman & Co. served as security lending agent for the Fund. Effective October 24, 2016, Deutsche Bank AG serves as security lending agent for the Fund. The lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended September 30, 2017 the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of September 30, 2017 the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of September 30, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Deutsche Core Equity Fund	33

As of September 30, 2017 the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax provisions for the open tax years as of September 30, 2017 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and reclassification of distributions. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2017, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$13,795,546
Undistributed long-term capital gains	$178,297,283
Net unrealized appreciation (depreciation) on investments	$929,461,349

At September 30, 2017, the aggregate cost of investments for federal income tax purposes was $2,713,072,502. The net unrealized appreciation for all investments based on tax cost was $929,461,349. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $965,989,394 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $36,528,045.

34	Deutsche Core Equity Fund

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2017	2016
Distributions from ordinary income*	$54,659,310	$95,069,989
Distributions from long-term capital gains	$162,822,401	$173,208,163

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended September 30, 2017 purchases and sales of investment securities (excluding short-term investments) aggregated $1,540,805,921 and $1,774,703,709, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund, or delegates such responsibility to the Fund’s subadvisor.

Deutsche Core Equity Fund	35

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund’s average daily net assets	.365%
Next $750 million of such net assets	.360%
Next $1.5 billion of such net assets	.355%
Next $5.0 billion of such net assets	.345%
Next $5.0 billion of such net assets	.335%
Next $5.0 billion of such net assets	.325%
Over $17.5 billion of such net assets	.300%

Accordingly, for the year ended September 30, 2017 the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.35% of the Fund’s average daily net assets.

For the period from October 1, 2016 and for the period from June 5, 2017 (commencement of operations) for Class T shares to September 30, 2017, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.25%
Class T	1.25%
Class C	2.00%
Class R	1.50%
Class R6	1.00%
Class S	1.00%
Institutional Class	1.00%

Effective October 1, 2017 through September 30, 2018 the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.14%
Class T	1.14%
Class C	1.89%
Class R	1.39%
Class R6	.89%
Class S	.89%
Institutional Class	.89%

36	Deutsche Core Equity Fund

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2017 the Administration Fee was $3,345,801, of which $286,118 is unpaid.

Service Provider Fees. Deutsche AM Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2017 and for the period from June 5, 2017 (commencement of operations) to September 30, 2017 for Class T shares, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at September 30, 2017
Class A	$167,333	$56,029
Class T	7	7
Class C	12,015	4,071
Class R	344	118
Class R6	294	101
Class S	1,585,034	530,715
Institutional Class	15,579	3,737
	$1,780,606	$594,778

Distribution and Service Fees. Under the Fund’s Class C and Class R 12b-1 Plans, Deutsche AM Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares, respectively. For the year ended September 30, 2017 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2017
Class C	$300,000	$24,050
Class R	3,064	283
	$303,064	$24,333

Deutsche Core Equity Fund	37

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, T, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2017 and for the period from June 5, 2017 (commencement of operations) to September 30, 2017 for Class T shares, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2017	Annual Rate
Class A	$788,728	$268,293	.24%
Class T	8	8	.25%
Class C	99,159	31,793	.25%
Class R	2,988	1,103	.24%
	$890,883	$301,197

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended September 30, 2017 aggregated $31,647.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended September 30, 2017 the CDSC for Class C shares aggregated $1,912. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2017 DDI received $1,752 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2017 the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $18,157, of which $7,560 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash

38	Deutsche Core Equity Fund

Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Effective October 24, 2016, Deutsche Bank AG serves as lending agent for the Fund. For the year ended September 30, 2017 the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $36,798.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2017.

E. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Dollars	Shares		Dollars

Shares sold
Class A	1,171,806	$29,437,009	1,845,449		$43,283,109
Class T*	383	$10,000	—		—
Class B	—	$—	238	**	5,401	**
Class C	277,589	$6,681,415	750,781		16,952,125
Class R	8,839	$221,302	14,081		325,234
Class R6	169,098	$4,303,859	129,064		3,102,997
Class S	5,982,624	$153,200,330	4,078,349		94,930,312
Institutional Class	816,456	$20,877,228	1,464,521		35,638,550
		$214,731,143			$194,237,728

Deutsche Core Equity Fund	39

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Dollars	Shares	Dollars

Shares issued to shareholders in reinvestment of distributions
Class A	815,721	$19,831,684	1,114,122	$25,734,891
Class T*	2	43	—	—
Class B	—	—	487 **	10,640 **
Class C	92,300	$2,140,513	121,055	2,686,698
Class R	2,746	$67,246	2,452	57,232
Class R6	11,799	$291,254	10,227	238,701
Class S	7,196,866	$177,097,483	9,293,462	216,686,376
Institutional Class	193,251	$4,761,288	260,090	6,077,299
		$204,189,511		$251,491,837

Shares redeemed
Class A	(2,728,595)	$(68,480,021)	(3,033,082)	$(70,390,688)
Class B	—	—	(23,886)**	(545,907)**
Class C	(543,913)	$(13,170,418)	(602,919)	(13,455,773)
Class R	(3,708)	$(94,776)	(1,980)	(46,858)
Class R6	(98,207)	$(2,534,025)	(47,745)	(1,128,468)
Class S	(13,946,745)	$(353,980,289)	(12,998,919)	(306,728,831)
Institutional Class	(1,362,209)	$(34,262,964)	(1,712,548)	(41,594,473)
		$(472,522,493)		$(433,890,998)

Net increase (decrease)
Class A	(741,068)	$(19,211,328)	(73,511)	$(1,372,688)
Class T*	385	10,043	—	—
Class B	—	—	(23,161)**	(529,866)**
Class C	(174,024)	$(4,348,490)	268,917	6,183,050
Class R	7,877	$193,772	14,553	335,608
Class R6	82,690	$2,061,088	91,546	2,213,230
Class S	(767,255)	$(23,682,476)	372,892	4,887,857
Institutional Class	(352,502)	$(8,624,448)	12,063	121,376
		$(53,601,839)		$11,838,567

*	For the period from June 5, 2017 (commencement of operations of Class T) to September 30, 2017.

**	For the period from October 1, 2015 to February 10, 2016 (see Note A).

40	Deutsche Core Equity Fund

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees of Deutsche Investment Trust and Shareholders of the Deutsche Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Deutsche Core Equity Fund (the “Fund”) as of September 30, 2017, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, transfer agent, brokers and the application of alternative auditing procedures where confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts	PricewaterhouseCoopers LLP
November 27, 2017

Deutsche Core Equity Fund	41

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2017 to September 30, 2017).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

42	Deutsche Core Equity Fund

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2017 (Unaudited)

Actual Fund Return	Class A	Class T*	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/17	$1,087.60	$1,040.10	$1,083.70	$1,085.60	$1,090.00	$1,089.30	$1,089.60
Expenses Paid per $1,000**	$4.45	$3.20	$8.41	$6.43	$2.62	$3.04	$2.93

Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/17	$1,020.81	$1,020.21	$1,017.00	$1,018.90	$1,022.56	$1,022.16	$1,022.26
Expenses Paid per $1,000**	$4.31	$4.91	$8.14	$6.23	$2.54	$2.94	$2.84

*	For the period from June 5, 2017 (commencement of operations of Class T) to September 30, 2017.

**	Expenses (hypothetical expenses if Class T had been in existence from April 1, 2017) are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Deutsche Core Equity Fund	.85%	.97%	1.61%	1.23%	.50%	.58%	.56%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Deutsche Core Equity Fund	43

Tax Information	(Unaudited)

The Fund paid distributions of $1.27 per share from net long-term capital gains during its year ended September 30, 2017.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $303,207,000 as capital gain dividends for its year ended September 30, 2017.

For corporate shareholders, 61% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended September 30, 2017, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $71,000,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

44	Deutsche Core Equity Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche Core Equity Fund’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders.

Deutsche Core Equity Fund	45

DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review ” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was equal to the median, in the 1st quartile and in the 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2016.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions,

46	Deutsche Core Equity Fund

Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment

Deutsche Core Equity Fund	47

management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

48	Deutsche Core Equity Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	93	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	96	—

Deutsche Core Equity Fund	49

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	93	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	93	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	93	—

50	Deutsche Core Equity Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	93	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	93	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	93	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	93	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)

Deutsche Core Equity Fund	51

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	93	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	93	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly, Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Hepsen Uzcan[9] (1974) Vice President, since 2016 Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[9] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly, Secretary, Deutsche AM Distributors, Inc.; Secretary, Deutsche AM Service Company

52	Deutsche Core Equity Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[7] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 60 Wall Street, New York, NY 10005.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 222 South Riverside Plaza, Chicago, IL 60606.

[9]	Address: 345 Park Avenue, New York, New York 10154.

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche Core Equity Fund	53

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting”at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The fund’s portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

54	Deutsche Core Equity Fund

Investment Management

Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	SUWAX	SUWUX	SUWCX	SCDGX	SUWIX
CUSIP Number	25157M 729	25157M 489	25157M 661	25157M 679	25157M 687
Fund Number	464	1764	764	2064	550

For shareholders of Class R and Class R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click “Retirement Plans“ to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R	Class R6
Nasdaq Symbol	SUWTX	SUWZX
CUSIP Number	25157M 646	25157M 612
Fund Number	1564	1664

Deutsche Core Equity Fund	55

DCEF-2

(R-024417-7 11/17)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche core equity Fund form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$75,035	$0	$0	$0
2016	$72,160	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$0	$0	$0
2016	$0	$52,339	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$0	$0	$0	$0
2016	$0	$52,339	$0	$52,339

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2016 and 2017 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Core Equity Fund, a series of Deutsche Investment Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	11/29/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	11/29/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	11/29/2017